Acquisition	12 Months Ended
Dec. 31, 2016
Acquisition
Acquisition

Note 4. Acquisition

On May 14, 2014, we acquired the stock of iHealth Technologies resulting in the Connolly iHealth Merger. The Connolly iHealth Merger brought two market leaders together to offer clients a broad suite of claims accuracy solutions. This merger and related transaction expenses were funded through a cash investment by us and our stockholders as well as by additional borrowings. In addition to the cash funding related to the Connolly iHealth Merger, certain members of management received $69,957 in equity by rolling over a portion of their former equity interests in iHealth Technologies or incentive compensation that was owed to them as of the date of the merger.

As part of the Connolly iHealth Merger, we allocated the purchase price to the identifiable net assets acquired, including intangible assets and liabilities assumed, based on the estimated fair values at the date of acquisition. The excess of the purchase price over the amount allocated to the identifiable assets and liabilities was recorded as goodwill. Goodwill represents the value of the acquired assembled workforce, specialized processes and procedures and operating synergies, none of which qualify as separate intangible assets. We believe these specialized processes and procedures and operating synergies will enhance our long history of innovation in improving our existing solutions, developing new solutions and expanding the scope of our services at both legacy companies. As a result of the Connolly iHealth Merger, we have cross sell opportunities across more than half of our healthcare client base and are actively engaging with existing clients to cross sell our solutions.

We determined the estimated fair values of intangible assets acquired using estimates of future discounted cash flows to be generated by the business over the estimated duration of those cash flows. We based the estimated cash flows on our projections of future revenue, operating expenses, capital expenditures, working capital needs and tax rates. We estimated the duration of the cash flows based on the projected useful lives of the assets acquired. The discount rate was determined based on specific business risk, cost of capital and other factors.

The estimated fair values of the assets acquired and liabilities assumed, after the effect of final adjustments related to the accounting for business combinations within the measurement period as described below, at the date of the Connolly iHealth Merger were as follows:

May 14, 2014
Cash	$62,218
Accounts receivable	34,830
Prepaid expenses and other assets	5,516
Other long-term assets	1,237
Property and equipment	7,594
Intangible assets	543,200
Total identifiable assets acquired	654,595
Accounts payable and accrued liabilities	82,095
Deferred tax liabilities	195,948
Other long-term liabilities	904
Total liabilities assumed	278,947
Net identifiable assets acquired	375,648
Goodwill	829,141
Net assets acquired	$1,204,789

The $543,200 of acquired intangible assets are subject to a weighted average useful life of approximately 13.3 years. These definite lived intangible assets include a registered trademark of $8,600  (11 year useful life), customer relationships of $486,700  (14 year useful life) and acquired software of $47,900  (7 year useful life).

For federal income tax purposes, the Connolly iHealth Merger was treated as a stock acquisition. The goodwill recognized is not deductible for income tax purposes.

In connection with the acquisition, a preliminary liability of $21,291 was recorded in accounts payable and accrued other expenses on the Consolidated Balance Sheets as of December 31, 2014 for payments due to the former stockholders of iHealth Technologies These amounts were finalized and no other adjustments were made to the estimated fair values of the assets acquired and liabilities assumed during the measurement period in 2015 as additional information was received by management resulting in a total liability due to the former stockholders of iHealth Technologies of $22,270 and a corresponding increase to goodwill of $979. The payment in full was made to the former stockholders during the year ended December 31, 2015.

We recorded $5,745 of transaction costs primarily related to professional services associated with the Connolly iHealth Merger as transaction-related expenses within our Consolidated Statements of Comprehensive Income (Loss) during the year ended December 31, 2014.

We consolidated the results of operations of the acquired business as of and from May 14, 2014. The following are unaudited pro forma results of operations for the year ended December 31, 2014 as if the acquisition had occurred on January 1, 2014, and does not give effect to any estimated and potential cost savings or other operating efficiencies that may result from the Connolly iHealth Merger.

These unaudited pro forma results are for comparative purposes only and may not be indicative of the results that would have occurred had this acquisition been completed on January 1, 2014 or the results that would be attained in the future.

Year Ended
December 31,
2014
(unaudited)
Net revenue	$505,961
Operating income	57,533
Net loss	(18,752)
Basic loss per share	$(0.24)
Diluted loss per share	$(0.24)